ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                 October 1, 1998 - October  31, 1998
                                                   -----------------------------------

SETTLEMENT DATE:                                          16-Nov-98
                                                   ------------------------

A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)   Beginning Aggregate Contract Principal Balance  ("ACPB") . . . . . . . . . . . . . . . . . . . . .  $375,000,311.61
                                                                                                                 ---------------

      (b.)   Contract Principal Balance of all Collections allocable to Contracts . . . . . .   $ 15,703,614.96
                                                                                                ---------------
      (c.)   Contract Principal Balance of Charged-Off Contracts .. . . . . . . . . . . . . .      $ 832,714.04
                                                                                                ---------------
      (d.)   Total decline in Principal Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 16,536,329.00
                                                                                                                 ---------------


             PLEDGES ON THIS SETTLEMENT DATE
      (e.)   Aggregate Contract Principal Balance of all Contracts pledged on this
             Settlement Date in accordance with section 1.03 of the Supplement . . . . . . . . . . . . . . . . . $ 16,536,328.26
                                                                                                                 ---------------

      (f.)   Amounts to be on deposited in Additional Property Funding Account as of this
             Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                 ---------------

      (g.)   Ending Aggregate Contract Principal Balance of all Contracts as of this
             Settlement Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $375,000,310.87
                                                                                                                 ---------------

             BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
      (h.)   Class A Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . . .   $331,200,000.00
                                                                                                                 ---------------
             (Class A Note Factor)                             1.0000000
                                                ------------------------
      (i1.)                 Class A-1 Principal Balance . . . . . . . . . . . . . . .        $  72,000,000.00
                                                                                             ----------------
      (i2.)                 Class A-2 Principal Balance . . . . . . . . . . . . . . .        $ 190,000,000.00
                                                                                             ----------------
      (i3.)                 Class A-3 Principal Balance . . . . . . . . . . . . . . .        $  23,300,000.00
                                                                                             ----------------
      (i4.)                 Class A-4 Principal Balance . . . . . . . . . . . . . . .        $  45,900,000.00
                                                                                             ----------------
      (j.)   Class B Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .     $ 18,938,000.00
                                                                                                                 ---------------
             (Class B Note Factor)                             1.0000000
                                                ------------------------
      (k.)   Class C Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .     $  9,862,000.00
                                                                                                                 ---------------
             (Class C Note Factor)                             1.0000000
                                                ------------------------
      (l.)   Class D Principal Balance as of this Settlement Date  . . . . . . . . . . . . . . . . . . . . .     $ 15,000,304.00
                                                                                                                 ---------------
             (Class D Note Factor)                             1.0000000
                                                ------------------------

II.   COMPLIANCE RATIOS

      (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the
             related Calculation Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $398,632,693.90
                                                                                                                 ---------------
      (b1.)  % of CBR 31 days or more delinquent as of the related Calculation Date  . . . . . . . . . . . . .              6.49%
                                                                                                                 ---------------
      (b2.)  Preceeding Month %:                          Sep-98             . . . . . . . . . . . . . . . . .              5.81%
                                           ------------------------                                              ---------------
      (b3.)  2nd Preceeding Month %:                      Aug-98             . . . . . . . . . . . . . . . . .              5.12%
                                           ------------------------                                              ---------------
      (b4.)  Three month rolling average % of CBR 31 days or more delinquent . . . . . . . . . . . . . . . . .              5.81%
                                                                                                                 ---------------

      (c.)   (Revolving Period Only)
             Does the current month % of CBR which are 31 days or more delinquent
             exceed 11.5% ?  Y or N. .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 NO
                                                                                                                 ---------------
             (If Yes, then an Amortization Event occurs)

      (d.)   Does the three month rolling average % of CBR which are 31 days or
             more delinquent exceed 10.5% ?  Y or N. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 NO
                                                                                                                 ---------------
             (If Yes, then an Amortization Event occurs)

      (e1.)  Monthly Net Loss Percentage for the related Collection Period  . . . . . . . . . . . . . . . .                 0.15%
                                                                                                                 ---------------
      (e2.)  Preceeding Month %:                          Sep-98            . . . . . . . . . . . . . . . .                 0.13%
                                           ------------------------                                              ---------------
      (e3.)  2nd Preceeding Month %:                      Aug-98            . . . . . . . . . . . . . . . .                 0.13%
                                           ------------------------                                              ---------------
      (e4.)  Three month average % of Monthly Net Loss Percentage . . . . . . . . . . . . . . . . . . . . .                 0.14%
                                                                                                                 ---------------
             (If greater than 3.75%, then an Amortization Event Occurs)

             (Amortization Period Only)
      (f)    Cumulative Net Loss Percentage as of the related Collection Period  . . . . . . . . . . . . .                   N/A
                                                                                                                 ---------------
             Does the Cumulative Net Loss Percentage exceed
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                                  Page 1 of 4
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
      (f1.)  4.0 % from the Beginning Period to and including 12th Collection
             Period ?  Y or N. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   N/A
                                                                                                                 ---------------
      (f2.)  5.5 % from 13th Collection Period to and including 24th Collection
             Period ? Y or N . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . .                    N/A
                                                                                                                 ---------------
      (f3.)  7.0 % from 25th Collection Period and thereafter ? Y or N  . . . . . . . . . . . . . . . . .                    N/A
                                                                                                                 ---------------
             (If Yes to f1 or f2 or f3, then a Residual Event occurs)

      (g1.)  Residual Realization for the related Collection Period
             > 100% (YES/NO). . . . . . . . . .. . . .. . . . . . . . . . . . . . . . . . . . . . . . . .                    YES
                                                                                                                 ---------------
      (g2.)  Preceeding Month:                            Sep-98  > 100% (YES/NO) . . . . . . . . . . . .                    YES
                                           ------------------------                                              ---------------
      (g3.)  2nd Preceeding Month:                        Aug-98  > 100% (YES/NO) . . . . . . . . . . . .                    YES
                                           ------------------------                                              ---------------
      (g4.)  Three month rolling average Residual Realization Ratio
             > 100% (YES/NO) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     YES
                                                                                                                 ---------------
             (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
             The amount of available funds on deposit in the Series 1998-1 Facility
             Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 18,719,737.00
                                                                                                                 ---------------

         (1) On each Payment Date prior to the Amortization Date

      (a.)   To the Servicer, Nonrecoverable Servicer Advances and other amounts due  . . . . . . . . . .              39,430.81
                                                                                                                 ---------------
      (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
             Servicing Income, if any . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    0.00
                                                                                                                 ---------------

             To Series 1998-1 Noteholders:
      (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest
             for the related period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $  1,611,575.83
                                                                                                                 ---------------
                            Interest on Class A-1 Notes . . . . . . . . . . . . . . . . . .    $ 346,200.00             6,200.00
                                                                                             ----------------
                            Interest on Class A-2 Notes . . . . . . . . . . . . . . . . . .    $ 921,500.00             1,500.00
                                                                                             ----------------
                            Interest on Class A-3 Notes . . . . . . . . . . . . . . . . . .    $ 115,140.83             5,140.83
                                                                                             ----------------
                            Interest on Class A-4 Notes . . . . . . . . . . . . . . . . . .    $ 228,735.00             8,735.00
                                                                                             ----------------
      (d.)   Interest on Class B Notes for the related period . . . . . . . . . . . . . . .                      $     96,268.17
                                                                                                                 ---------------
      (e.)   Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . .    $     53,336.98
                                                                                                                 ---------------

      (f.)   Available Funds remaining in Series 1998-1 Facility Account  . . . . . . . . . . . . . . . . . .    $ 16,919,125.21
                                                                                                                 ---------------

             From (x) the amount remaining in the Facility Account and . . . . . . . . . . .  $ 16,919,125.21
                                                                                             ----------------
             (y) the amount on deposit in the Additional Property Funding
                 Account ("APFA") . . .                                                                  0.00
                                                                                             ----------------
             ("Available Additional Property Funding Amount") as follows: . . . . . . . . . . . . . . . . . .    $ 16,919,125.21
                                                                                                                 ---------------

         (A)   To the Series Obligors, an amount equal to the least of . . . . . . . . . . . . . . . . . . .     $ 15,703,614.96
                                                                                                                 ---------------
             (i) the Available Additional Property Funding Amount . . . . . . . . . . . . .   $ 16,919,125.21
                                                                                             ----------------

             (ii) the sum of (a) the excess ACPB as of the second preceding Calc.
             Date over the ACPB as of the preceding Calc. Date plus (b) . . . . . . . . . .   $ 15,703,614.96
                                                                                             ----------------
             amount on deposit in the APFA on such payment date and . . . . . . . . . . . .              0.00
                                                                                             ----------------
             (Additional Property Funding Requirement)

             (iii) ACPB of all Additional Contracts actually pledged on the Payment
             Date and . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 16,536,328.26
                                                                                             ----------------
         (B)   To the Additional Property Funding Account, the lesser of                                                    0.00
                                                                                                                 ---------------
             (i) the excess, if any, (x) Additional Property Funding Requirement over . . . . $ 15,703,614.96
                                                                                             ----------------
             (y) ACPB of all Additional Contracts actually pledged on the Payment Date . . .  $ 16,536,328.26
                                                                                             ----------------
             Subtotal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ (832,713.30)
                                                                                             ----------------
             and (ii) the remaining Available Additional Property Funding Amount . . . . . .   $ 1,215,510.25
                                                                                             ----------------


      (g1)   Until the Reserve Account Funding Date:
             To the Reserve Account, the amount equal to the Servicing Fee otherwise payable to ABS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                                 ---------------

      (g2)   After the Reserve Account Funding Date:
             To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if
             any . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        312,500.25
                                                                                                                 ---------------

      (h)    To the Reserve Account, the amount needed to increase the amount on deposit in
             the Reserve Account to the Required Reserve Amount for such Payment Date  . . . . . . . . . . . .              0.00
                                                                                                                 ---------------

      (i)    Upon the occurrence of a Residual Event             the lesser of:
         (A) the Available Funds remaining on deposit in the Facility Account and . . . . . .             0.00
                                                                                             ------------------
         (B) the aggregate amount of Residual Receipts included in Available Funds  . . . . .             0.00
                                                                                             ------------------
             To be deposited to the Residual Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                                                                                                                 ---------------

         (2) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)   To the Servicer, Unrecoverable Servicer Advances . . . . . . . . . . . . . . . . . . . . . . . . .             N/A
                                                                                                                 ---------------
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
      (b.)   To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
             Servicing Income, if any . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               N/A
                                                                                                                 ---------------

             To Series 1998-1 Noteholders:
      (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for
             the related period.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                N/A
                                                                                                                 ---------------
                            Interest on Class A-1 Notes . . . . . . . .. . . . . .. . . .. .       N/A
                                                                                             ------------------
                            Interest on Class A-2 Notes . . . . . . . .. . . . . .. . . .. .       N/A
                                                                                             ------------------
                            Interest on Class A-3 Notes . . . . . . . .. . . . . .. . . .. .       N/A
                                                                                             ------------------
                            Interest on Class A-4 Notes . . . . . . . .. . . . . .. . . .. .       N/A
                                                                                             ------------------
      (d.)   Interest on Class B Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------
      (e.)   Interest on Class C Notes for the related period. . . . . . .. . . . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------

      (f.)   To Series 1998-1 Noteholders:
             To Class A, the total Principal Payment and Class A Overdue Principal, if any  . . . . . . . . . .              N/A
                                                                                                                 ---------------
                            Principal Payment to Class A-1 Noteholders  . . . . . .. . . . .       N/A
                                                                                             ------------------
                            Principal Payment to Class A-2 Noteholders  . . . . . .. . . . .       N/A
                                                                                             ------------------
                            Principal Payment to Class A-3 Noteholders  . . . . . .. . . . .       N/A
                                                                                             ------------------
                            Principal Payment to Class A-4 Noteholders  . . . . . .. . . . .       N/A
                                                                                             ------------------
             To Class B for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------
             To Class C for Principal Payment and Overdue Principal, if any . . . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------

      (g)    Overdue Principal (included in the Principal Payments per above, if any):
             To Class A, total for Overdue Principal . . . . . . . . . . . . . . . . .. . . .      N/A
                                                                                             ------------------
                            Overdue Principal to Class A-1             N/A
                                                                   ----------
                            Overdue Principal to Class A-2             N/A
                                                                   ----------
                            Overdue Principal to Class A-3             N/A
                                                                   ----------
                            Overdue Principal to Class A-4             N/A
                                                                   ----------
             To Class B for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . .       N/A
                                                                                             ------------------
             To Class C for Overdue Principal . . . . . . . . . . . . . . . . .. . . . . . .       N/A
                                                                                             ------------------

      (h1.)  Until the Reserve Account Funding Date:
             To the Reserve Account, the amount equal to the Servicing Fee otherwise
             payable to ABS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------

      (h2.)  After the Reserve Account Funding Date:
             To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income,
             if any . . . . .. . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------

      (i.)   To the Reserve Account, the amount needed to increase the amount on deposit
             in the Reserve Account to the Required Reserve Amount for such Payment Date . . . . . . . . . . .               N/A
                                                                                                                 ---------------

      (j.)   Upon the occurrence of a Residual Event             the lesser of:
      (j1.)  (A) the Available Funds remaining on deposit in the Facility Account and . . . .      N/A
                                                                                             ------------------
      (j2.)  (B) the aggregate amount of Residual Receipts included in Available Funds . . .       N/A
                                                                                             ------------------
      (j3.)  To be deposited to the Residual Account . . . . . . . . . . ..  .. . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------

      (k.)   To Class D Noteholders for Principal Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .              N/A
                                                                                                                 ---------------
      (l.)   To Class D Noteholders for Overdue Principal, if any . . .. . . . . . . . . . . . . . . . . . . .               N/A
                                                                                                                 ---------------

         (3)     To ABS, the Servicing Fee previously due, but deposited to the Reserve
                 Account . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $            -
                                                                                                                 ---------------

         (4)     To the Series Obligors, as holders of the Residual Interest, any Available
                 Funds remaining on deposit
                 in the Facility Account . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . .    $    903,010.00
                                                                                                                 ---------------

IV.   SERVICER ADVANCES

      (a.)   Aggregate amount of Servicer Advances at the beginning of the related Collection
             Period. . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,206,795.25
                                                                                                                 ---------------
      (b.)   Servicer Advances reimbursed during the related Collection Period . . . . . . . . . . . . . . . .         95,798.62
                                                                                                                 ---------------
      (c.)   Amount of unreimbursed Servicer Advances to be reimbursed on the
             Settlement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         39,430.81
                                                                                                                 ---------------
      (d.)   Servicer Advances made during the related Collection Period . . . . . . . . . . . . . . . . . . .
                                                                                                                 ---------------
      (e.)   Aggregate amount of Servicer Advances at the end of the Collection
             Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ .5,071,565.82
                                                                                                                 ---------------


V.    RESERVE ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . . .    $ 11,700,000.00
                                                                                                                 ---------------
      (b.)   Amounts used to cover shortfalls, if any,  for the related Collection Period . . . . . . . . . .    $            -
                                                                                                                 ---------------
      (c.)   Amounts transferred from the Facility Account, if applicable. . . . . . . . . . . . . . . . . .     $            -
                                                                                                                 ---------------
      (d.)   Interest earned on Reserve Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     48,128.53
                                                                                                                 ---------------
      (e.)   Reserve Account Ending Balance before calculating Required Reserve Amount . . . . . . . . . . . .   $ 11,748,128.53
                                                                                                                 ---------------

                                                                                                                 ---------------
      (f.)   Required Reserve Amount needed as of the related Collection Period . . . . . . . . . . . . . . .    $ 11,700,000.00
                                                                                                                 ---------------


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


      (g1.)  If (f) is greater than (e), then amount of shortfall . . . . . . . . . . . . . . . . . . . . . .               0.00
                                                                                                                 ---------------
      (g2.)  If (e) is greater than (f), then excess amount to be transferred to the Series
             Obligors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          48,128.53
                                                                                                                 ---------------

      (h.)   Amounts on deposit as of this Settlement Date (e minus g2). . . . . . . . . . . . . . . . . . .     $ 11,700,000.00
                                                                                                                 ---------------


VI.   RESIDUAL ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . .  . .                0.00
                                                                                                                 ---------------
      (b.)   Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                                                 ---------------
      (c.)   Amounts used to cover shortfalls for the related Collection Period . . . . . . . . . . . . . .                 0.00
                                                                                                                 ---------------
      (d.)   Amount on deposit as of this Settlement Date. . . . . . . . . . . . . . . . . . . . . . . . . .                0.00
                                                                                                                 ---------------

VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)   Amount on deposit at the beginning of the related Collection Period. . . . . . . . . . . . . .                 0.00
                                                                                                                 ---------------
      (b.)   Amounts transferred from the Facility Account . . . . . . . . . . . . . . . . . . . . . . . .                  0.00
                                                                                                                 ---------------
      (c.)   Amounts transferred to the Series Obligors . . . . . . . . . . . . . . . . . . . . . . . . . .                 0.00
                                                                                                                 ---------------
      (d.)   Amount on deposit as of this Settlement Date. . . . . . . . . . . . . . . . . . . . . . . . .                  0.00
                                                                                                                 ---------------


VIII. ADVANCE PAYMENTS
      (a.)   Beginning aggregate Advance Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  2,635,850.91
                                                                                                                 ---------------
      (b.)   Amount of Advance Payments collected during the related Collection Period . . . . . . . . . . .     $  2,204,013.29
                                                                                                                 ---------------
      (c.)   Investment earnings for the related Collection Period  . . . . . . . . . . . . . . . . . . . .      $     15,529.44
                                                                                                                 ---------------
      (d.)   Amount of Advance Payments withdrawn for deposit into Facility Account . . . . . . . . . . . .      $  2,248,501.73
                                                                                                                 ---------------
      (e.)   Ending aggregate Advance Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  2,606,891.91
                                                                                                                 ---------------


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